EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON, Jr., Chairman of the Board of Directors and Chief Executive Officer of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ SUMMERFIELD K. JOHNSTON, JR.
Chairman of the Board of Directors and
Chief Executive Officer,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOSEPH R. GLADDEN, JR., Vice Chairman and a member of the Board of Directors of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ JOSEPH R. GLADDEN, JR.
Joseph R. Gladden, Jr.
Vice Chairman and a Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, HOWARD G. BUFFETT, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ HOWARD G. BUFFETT
Howard G. Buffett
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JAMES E. CHESTNUT, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ JAMES E. CHESTNUT
James E. Chestnut
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOHN L. CLENDENIN, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ JOHN L. CLENDENIN
John L. Clendenin
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOHNNETTA B. COLE, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ JOHNNETTA B. COLE
Johnnetta B. Cole
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, J. TREVOR EYTON, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ J. TREVOR EYTON
J. Trevor Eyton
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, CLAUS M. HALLE, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ CLAUS M. HALLE
Claus M. Halle
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, L. PHILLIP HUMANN, Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ L. PHILLIP HUMANN
L. Phillip Humann
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JOHN E. JACOB, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ JOHN E. JACOB
John E. Jacob
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, ROBERT A. KELLER, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ ROBERT A. KELLER
Robert A. Keller
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, JEAN-CLAUDE KILLY, a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ JEAN-CLAUDE KILLY
Jean-Claude Killy
Director,
Coca-Cola Enterprises Inc.

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, SCOTT L. PROBASCO, JR., a Director of Coca-Cola Enterprises Inc. (the “Company”), do hereby appoint Patrick J. Mannelly, Senior Vice President and Chief Financial Officer of the Company, John R. Parker, Jr., Senior Vice President and General Counsel of the Company, and J. Guy Beatty, Jr., Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name in any and all capacities for the purpose of executing on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 1999 or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2000.

S/ SCOTT L. PROBASCO, JR.
Scott L. Probasco, Jr.
Director,
Coca-Cola Enterprises Inc.